ING Partners, Inc.

ING American Century Select Portfolio

Supplement dated January 19, 2007

to the Service Class (“S Class”) and Adviser Class (“ADV Class”)

Prospectus and the Initial Class (“I Class”) Prospectus,

and the S Class, ADV Class and I Class

 Statement of Additional Information

each dated April 28, 2006

On January 11, 2007, the Board of Directors of ING Partners, Inc. approved a proposal to reorganize ING American Century Select Portfolio into ING BlackRock Large Cap Growth Portfolio:

Disappearing Portfolio	Surviving Portfolio
ING American Century Select Portfolio	ING BlackRock Large Cap Growth Portfolio

The proposed reorganization is subject to the approval by shareholders of the Disappearing Portfolio.  If shareholder approval is obtained, it is expected that the reorganization will take place on or about April 28, 2007.  Shareholders will be notified if the reorganization is not approved.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE